MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on March 17, 2003 and covers activity from January 26, 2003 through February 24, 2003.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of March, 2003.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 Global External Reporting

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                        Trust Totals

Number of days in period                                           30
Beginning Principal Receivable Balance              22,325,822,835.82
Special Funding Account Balance                                  0.00
Beginning Total Principal Balance                   22,325,822,835.82

Finance Charge Collections (excluding                  260,187,838.26
  Discount Option & Recoveries)
Discount Percentage                                             2.00%
Discount Option Receivables Collections                 87,158,245.16
Premium Option Receivables Collections                           0.00
Recoveries                                              16,619,293.37
Total Collections of Finance Charge Receivables        363,965,376.79
Total Collections of Principal Receivables           4,270,754,012.87
Monthly Payment Rate                                         19.1292%
Defaulted amount                                       111,188,878.95
Annualized Default Rate                                       6.0951%
Trust Portfolio Yield                                        13.7753%
New Principal Receivables                            4,251,064,088.72
Ending Principal Receivables Balance                22,194,944,032.72
Ending Required Minimum Principal Balance           19,094,150,000.00
Ending Transferor Amount                             4,349,944,032.72
Ending Special Funding Account Balance                           0.00
Ending Total Principal Balance                      22,194,944,032.72





Note: In a detailed analysis of its procedures the Servicer has identified certain types of situations where a cardmember cancels his or her securitized account and transfers certain fee services, enrollments and/or balances from that account to another American Express credit account the receivables of which would not be owned by the Trust. As a result, future receivables on these accounts are not owned by the Trust. Although the Servicer's obligations in these situations are not clearly defined, the Servicer has determined to adopt a conservative approach and adjust its procedures so that the receivables in such accounts do remain in the Trust. The Servicer has determined that the current procedures have not had any material adverse affect on the certificateholders nor would it be expected to for the foreseeable future.



B. Series Allocations                                                              Series 1998-1      Series 1999-1    Series 1999-2
---------------------                                                              -------------      -------------    -------------
Group Number                                                                                   2                  1                1
Invested Amount                                                                 1,000,000,000.00   1,000,000,000.00   500,000,000.00
Adjusted Invested Amount                                                        1,000,000,000.00   1,000,000,000.00   500,000,000.00
Principal Funding Account Balance                                                           0.00               0.00             0.00
Series Required Transferor Amount                                                  70,000,000.00      70,000,000.00    35,000,000.00
Series Allocation Percentage                                                               5.60%              5.60%            2.80%
Series Alloc. Finance Charge Collections                                           20,395,930.33      20,395,930.33    10,197,965.17
Series Allocable Recoveries                                                           931,313.72        931,313.72        465,656.86
Series Alloc. Principal Collections                                               239,324,965.70     239,324,965.70   119,662,482.85
Series Allocable Defaulted Amount                                                   6,230,814.17       6,230,814.17     3,115,407.09

B. Series Allocations                         Series 1999-3                        Series 1999-5                       Series 2000-1
---------------------                         -------------                        -------------                       -------------

Group Number                                              2                                    2                                   1
Invested Amount                            1,000,000,000.00                       500,000,000.00                      500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00                       500,000,000.00                      500,000,000.00
Principal Funding Account Balance                      0.00                                 0.00                                0.00
Series Required Transferor Amount             70,000,000.00                        35,000,000.00                       35,000,000.00
Series Allocation Percentage                          5.60%                                2.80%                               2.80%
Series Alloc. Finance Charge Collections      20,395,930.33                        10,197,965.17                       10,197,965.17
Series Allocable Recoveries                      931,313.72                           465,656.86                          465,656.86
Series Alloc. Principal Collections          239,324,965.70                       119,662,482.85                      119,662,482.85
Series Allocable Defaulted Amount              6,230,814.17                         3,115,407.09                        3,115,407.09

B. Series Allocations                         Series 2000-2     Series 2000-3      Series 2000-4      Series 2000-5    Series 2001-1
---------------------                         -------------     -------------      -------------      -------------    -------------

Group Number                                              2                 2                  2                  2                2
Invested Amount                              500,000,000.00  1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Adjusted Invested Amount                     500,000,000.00  1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Principal Funding Account Balance                      0.00              0.00               0.00               0.00             0.00
Series Required Transferor Amount             35,000,000.00     70,000,000.00      84,848,540.00      55,151,460.00    52,500,000.00
Series Allocation Percentage                          2.80%             5.60%              6.79%              4.42%            4.20%
Series Alloc. Finance Charge Collections      10,197,965.17     20,395,930.33      24,722,355.87      16,069,504.80    15,296,947.75
Series Allocable Recoveries                      465,656.86        931,313.72       1,128,865.85         733,761.59       698,485.29
Series Alloc. Principal Collections          119,662,482.85    239,324,965.70     290,091,056.07     188,558,875.32   179,493,724.27
Series Allocable Defaulted Amount              3,115,407.09      6,230,814.17       7,552,506.94       4,909,121.41     4,673,110.63

B. Series Allocations                         Series 2001-2     Series 2001-3      Series 2001-4      Series 2001-5    Series 2001-6
---------------------                         -------------     -------------      -------------      -------------    -------------

Group Number                                              1                 2                  2                  2                2
Invested Amount                              250,000,000.00    750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Adjusted Invested Amount                     250,000,000.00    750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Principal Funding Account Balance                      0.00              0.00               0.00               0.00             0.00
Series Required Transferor Amount             17,500,000.00     52,500,000.00      50,750,000.00      35,000,000.00    49,000,000.00
Series Allocation Percentage                          1.40%             4.20%              4.06%              2.80%            3.92%
Series Alloc. Finance Charge Collections       5,098,982.58     15,296,947.75      14,787,049.49      10,197,965.17    14,277,151.23
Series Allocable Recoveries                      232,828.43        698,485.29         675,202.45         465,656.86       651,919.61
Series Alloc. Principal Collections           59,831,241.42    179,493,724.27     173,510,600.13     119,662,482.85   167,527,475.99
Series Allocable Defaulted Amount              1,557,703.54      4,673,110.63       4,517,340.28       3,115,407.09     4,361,569.92

B. Series Allocations                         Series 2001-7     Series 2002-1      Series 2002-2      Series 2002-3    Series 2002-4
---------------------                         -------------     -------------      -------------      -------------    -------------

Group Number                                              2                 2                  2                  2                2
Invested Amount                              650,000,000.00    920,000,000.00     940,000,000.00     920,000,000.00   500,000,000.00
Adjusted Invested Amount                     650,000,000.00    920,000,000.00     940,000,000.00     920,000,000.00   500,000,000.00
Principal Funding Account Balance                      0.00              0.00               0.00               0.00             0.00
Series Required Transferor Amount             45,500,000.00     64,400,000.00      65,800,000.00      64,400,000.00    35,000,000.00
Series Allocation Percentage                          3.64%             5.16%              5.27%              5.16%            2.80%
Series Alloc. Finance Charge Collections      13,257,354.72     18,764,255.91      19,172,174.51      18,764,255.91    10,197,965.17
Series Allocable Recoveries                      605,353.92        856,808.62         875,434.90         856,808.62       465,656.86
Series Alloc. Principal Collections          155,561,227.70    220,178,968.44     224,965,467.76     220,178,968.44   119,662,482.85
Series Allocable Defaulted Amount              4,050,029.21      5,732,349.04       5,856,965.32       5,732,349.04     3,115,407.09



B. Series Allocations                             Series 2002-5    Series 2002-6    Series 2003-1                        Trust Total
---------------------                             -------------    -------------    -------------                        -----------
Group Number                                                  2               2                2
Invested Amount                                  600,000,000.00   720,000,000.00   920,000,000.00                  17,845,000,000.00
Adjusted Invested Amount                         600,000,000.00   720,000,000.00   920,000,000.00                  17,845,000,000.00
Principal Funding Account Balance                          0.00             0.00             0.00                               0.00
Series Required Transferor Amount                 42,000,000.00    50,400,000.00    64,400,000.00                   1,249,150,000.00
Series Allocation Percentage                              3.36%            4.03%            5.16%                               100%
Series Alloc. Finance Charge Collections          12,237,558.20    14,685,069.84    18,764,255.91                     363,965,376.79
Series Allocable Recoveries                          558,788.23       670,545.88       856,808.62                      16,619,293.37
Series Alloc. Principal Collections              143,594,979.42   172,313,975.30   220,178,968.44                   4,270,754,012.87
Series Allocable Defaulted Amount                  3,738,488.50     4,486,186.21     5,732,349.04                     111,188,878.95

C. Group Allocations
--------------------

1. Group 1 Allocations                                                              Series 1999-1  Series 1999-2       Series 2000-1
---------------------                                                               -------------  -------------       -------------

Investor Finance Charge Collections                                                 16,302,439.53   8,151,219.77        8,151,219.77

Investor Monthly Interest                                                            4,452,283.85   2,358,537.76        2,842,964.84
Investor Default Amount                                                              4,980,281.34   2,490,140.67        2,490,140.67
Investor Monthly Fees                                                                1,666,666.67     833,333.33          833,333.33
Investor Additional Amounts                                                                  0.00           0.00                0.00
Total                                                                               11,099,231.86   5,682,011.77        6,166,438.85

Reallocated Investor Finance Charge Collections                                     16,302,439.53   8,151,219.77        8,151,219.77
Available Excess                                                                     5,203,207.67   2,469,208.00        1,984,780.92

1. Group 1 Allocations                            Series 2001-2                                                        Group 1 Total
----------------------                            -------------                                                        -------------

Investor Finance Charge Collections                4,075,609.88                                                        36,680,488.95

Investor Monthly Interest                          1,100,206.38                                                        10,753,992.84
Investor Default Amount                            1,245,070.34                                                        11,205,633.02
Investor Monthly Fees                                416,666.67                                                         3,750,000.00
Investor Additional Amounts                                0.00                                                                 0.00
Total                                              2,761,943.38                                                        25,709,625.86

Reallocated Investor Finance Charge Collections    4,075,609.88                                                        36,680,488.95
Available Excess                                   1,313,666.50                                                        10,970,863.09

2. Group 2 Allocations                            Series 1998-1    Series 1999-3                   Series 1999-5
----------------------                            -------------    -------------                   -------------

Investor Finance Charge Collections               16,302,439.53    16,302,439.53                    8,151,219.77

Investor Monthly Interest                          1,117,500.00     1,171,650.00                      622,743.75
Investor Default Amount                            4,980,281.34     4,980,281.34                    2,490,140.67
Investor Monthly Fees                              1,666,666.67     1,666,666.67                      833,333.33
Investor Additional Amounts                                0.00             0.00                            0.00
Total                                              7,764,448.01     7,818,598.01                    3,946,217.76

Reallocated Investor Finance Charge Collections   16,302,439.53    16,302,439.53                    8,151,219.77
Available Excess                                   8,537,991.52     8,483,841.52                    4,205,002.01

2. Group 2 Allocations                            Series 2000-2    Series 2000-3    Series 2000-4  Series 2000-5       Series 2001-1
----------------------                            -------------    -------------    -------------  -------------       -------------

Investor Finance Charge Collections                8,151,219.77    16,302,439.53    19,760,545.61  12,844,333.45       12,226,829.65

Investor Monthly Interest                            595,640.63     1,181,062.50     1,468,279.61     925,007.90          887,681.25
Investor Default Amount                            2,490,140.67     4,980,281.34     6,036,708.58   3,923,854.10        3,735,211.01
Investor Monthly Fees                                833,333.33     1,666,666.67     2,020,203.33   1,313,130.00        1,250,000.00
Investor Additional Amounts                                0.00             0.00             0.00           0.00                0.00
Total                                              3,919,114.63     7,828,010.51     9,525,191.52   6,161,992.01        5,872,892.26

Reallocated Investor Finance Charge Collections    8,151,219.77    16,302,439.53    19,760,545.61  12,844,333.45       12,226,829.65
Investment Funding Account Proceeds                                                     2,563.00
Available Excess                                   4,232,105.14     8,474,429.02    10,237,917.09   6,682,341.45        6,353,937.39




2. Group 2 Allocations                            Series 2001-3   Series 2001-4     Series 2001-5   Series 2001-6   Series 2001-7
----------------------                            -------------   -------------     -------------   -------------   -------------

Investor Finance Charge Collections               12,226,829.65   11,819,268.66      8,151,219.77   11,411,707.67   10,596,585.70

Investor Monthly Interest                            875,896.88      851,865.94        608,625.00      816,900.00      758,940.00
Investor Default Amount                            3,735,211.01    3,610,703.97      2,490,140.67    3,486,196.94    3,237,182.87
Investor Monthly Fees                              1,250,000.00    1,208,333.33        833,333.33    1,166,666.67    1,083,333.33
Investor Additional Amounts                                0.00            0.00              0.00            0.00            0.00
Total                                              5,861,107.88    5,670,903.24      3,932,099.01    5,469,763.61    5,079,456.21

Reallocated Investor Finance Charge Collections   12,226,829.65   11,819,268.66      8,151,219.77   11,411,707.67   10,596,585.70
Investment Funding Account Proceeds
Available Excess                                   6,365,721.77    6,148,365.42      4,219,120.76    5,941,944.07    5,517,129.49

2. Group 2 Allocations                            Series 2002-1   Series 2002-2     Series 2002-3   Series 2002-4   Series 2002-5
----------------------                            -------------   -------------     -------------   -------------   -------------

Investor Finance Charge Collections               14,998,244.37   15,324,293.16     14,998,244.37    8,151,219.77    9,781,463.72

Investor Monthly Interest                          1,077,262.50    1,096,768.50      1,072,881.00      553,987.50      726,637.50
Investor Default Amount                            4,581,858.84    4,681,464.46      4,581,858.84    2,490,140.67    2,988,168.81
Investor Monthly Fees                              1,533,333.33    1,566,666.67      1,533,333.33      833,333.33    1,000,000.00
Investor Additional Amounts                                0.00            0.00              0.00            0.00            0.00
Total                                              7,192,454.67    7,344,899.63      7,188,073.17    3,877,461.51    4,714,806.31

Reallocated Investor Finance Charge Collections   14,998,244.37   15,324,293.16     14,998,244.37    8,151,219.77    9,781,463.72
Investment Funding Account Proceeds
Available Excess                                   7,805,789.70    7,979,393.53      7,810,171.20    4,273,758.26    5,066,657.41

2. Group 2 Allocations                            Series 2002-6   Series 2003-1                                     Group 2 Total
----------------------                            -------------   -------------                                     -------------

Investor Finance Charge Collections               11,737,756.46   14,998,244.37                                    254,236,544.51

Investor Monthly Interest                            858,600.00    1,001,298.61                                     18,269,229.06
Investor Default Amount                            3,585,802.57    4,581,858.84                                     77,667,487.55
Investor Monthly Fees                              1,200,000.00    1,533,333.33                                     25,991,666.67
Investor Additional Amounts                                0.00            0.00                                              0.00
Total                                              5,644,402.57    7,116,490.78                                    121,928,383.28

Reallocated Investor Finance Charge Collections   11,737,756.46   14,998,244.37                                    254,236,544.51
Investment Funding Account Proceeds                                                                                      2,563.00
Available Excess                                   6,093,353.90    7,881,753.59                                    132,310,724.23




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                              271,657,837
61-90 Days Delinquent:                              166,224,376
90+ Days Delinquent:                                257,724,972
Total 30+ Days Delinquent:                          695,607,185




II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest               Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount           1,251,096,824.65   1,000,000,000.00       251,096,824.65
Beginning Adjusted Invested Amount                           N/A   1,000,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            20,395,930.33      16,302,439.53         4,093,490.80
Collections of Principal Receivables              239,324,965.70     191,292,121.43        48,032,844.27
Defaulted Amount                                    6,230,814.17       4,980,281.34         1,250,532.83

Ending Invested / Transferor Amounts            1,243,762,624.42   1,000,000,000.00       243,762,624.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                    4,125,000.00               0.00                 0.00          4,125,000.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4288%            1.5888%              1.9388%
Monthly Interest Due                                  884,039.06          95,325.00           138,135.94          1,117,500.00
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    884,039.06          95,325.00           138,135.94          1,117,500.00
Investor Default Amount                             4,108,732.11         398,422.51           473,126.73          4,980,281.34
Investor Monthly Fees Due                           1,375,000.00         133,333.33           158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                           6,367,771.17         627,080.84           769,596.00          7,764,448.01

Reallocated Investor Finance Charge Collections                                                                  16,302,439.53
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.7638%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    825,000,000.00      80,000,000.00        95,000,000.00      1,000,000,000.00
Interest Distributions                                884,039.06          95,325.00           138,135.94          1,117,500.00
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   884,039.06          95,325.00           138,135.94          1,117,500.00
Ending Certificates Balance                       825,000,000.00      80,000,000.00        95,000,000.00      1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.07

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.07

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.19

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.19

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $138,135.94

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $138,135.94

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,449,512.61

       a. Class A Monthly Interest:                               $884,039.06
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,108,732.11
       e. Excess Spread:                                        $8,456,741.44

   2.  Class B Available Funds:                                 $1,304,195.16

       a. Class B Monthly Interest:                                $95,325.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,208,870.16

   3.  Collateral Available Funds:                              $1,548,731.76

       a. Excess Spread:                                        $1,548,731.76

   4.  Total Excess Spread:                                    $11,214,343.36

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $239,324,965.70

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $191,292,121.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $191,292,121.43

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,980,281.34

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $196,272,402.77

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $196,272,402.77

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $11,214,343.36
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $398,422.51
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $138,135.94
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $473,126.73
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                            $4,125,000.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,412,991.52

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.7638%
       b. Prior Monthly Period                                        3.3316%
       c. Second Prior Monthly Period                                 3.6209%

   2.  Three Month Average Base Rate                                  3.5721%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



III. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series       Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest               Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount           1,251,096,824.65   1,000,000,000.00       251,096,824.65
Beginning Adjusted Invested Amount                           N/A   1,000,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            20,395,930.33      16,302,439.53         4,093,490.80
Collections of Principal Receivables              239,324,965.70     191,292,121.43        48,032,844.27
Defaulted Amount                                    6,230,814.17       4,980,281.34         1,250,532.83

Ending Invested / Transferor Amounts            1,243,762,624.42   1,000,000,000.00       243,762,624.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 ------

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              5.6000%            5.8500%              2.1888%
Monthly Interest Due                                4,036,666.67         292,500.00           123,117.19          4,452,283.85
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                  4,036,666.67         292,500.00           123,117.19          4,452,283.85
Investor Default Amount                             4,307,943.36         298,816.88           373,521.10          4,980,281.34
Investor Monthly Fees Due                           1,441,666.67         100,000.00           125,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                           9,786,276.70         691,316.88           621,638.29         11,099,231.86

Reallocated Investor Finance Charge Collections                                                                  16,302,439.53
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              8.2719%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    865,000,000.00      60,000,000.00        75,000,000.00      1,000,000,000.00
Interest Distributions                              4,036,666.67         292,500.00           123,117.19          4,452,283.85
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                 4,036,666.67         292,500.00           123,117.19          4,452,283.85
Ending Certificates Balance                       865,000,000.00      60,000,000.00        75,000,000.00      1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

2.     The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $123,117.19

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $123,117.19

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,101,610.20

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,307,943.36
       e. Excess Spread:                                        $5,757,000.17

   2.  Class B Available Funds:                                   $978,146.37

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $685,646.37

   3.  Collateral Available Funds:                              $1,222,682.96

       a. Excess Spread:                                        $1,222,682.96

   4.  Total Excess Spread:                                     $7,665,329.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $239,324,965.70

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $191,292,121.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $191,292,121.43

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,980,281.34

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $196,272,402.77

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $196,272,402.77

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $7,665,329.50
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $298,816.88
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $123,117.19
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $373,521.10
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,203,207.67

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.2719%
       b. Prior Monthly Period                                        6.6055%
       c. Second Prior Monthly Period                                 7.4675%

   2.  Three Month Average Base Rate                                  7.4483%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



IV. Series 1999-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations        Interest              Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount             625,548,412.32     500,000,000.00       125,548,412.32
Beginning Adjusted Invested Amount                           N/A     500,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            10,197,965.17       8,151,219.77         2,046,745.40
Collections of Principal Receivables              119,662,482.85      95,646,060.71        24,016,422.14
Defaulted Amount                                    3,115,407.09       2,490,140.67           625,266.42

Ending Invested / Transferor Amounts              621,881,312.21     500,000,000.00       121,881,312.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              5.9500%            6.1000%              2.1888%
Monthly Interest Due                                2,144,479.17         152,500.00            61,558.59          2,358,537.76
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                  2,144,479.17         152,500.00            61,558.59          2,358,537.76
Investor Default Amount                             2,153,971.68         149,408.44           186,760.55          2,490,140.67
Investor Monthly Fees Due                             720,833.33          50,000.00            62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                           5,019,284.18         351,908.44           310,819.14          5,682,011.77

Reallocated Investor Finance Charge Collections                                                                   8,151,219.77
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              8.6299%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions             Class A            Class B           Interest                   Total
--------------------------------------------             -------            -------          -----------                 -----

Beginning Certificates Balance                    432,500,000.00      30,000,000.00        37,500,000.00        500,000,000.00
Interest Distributions                              2,144,479.17         152,500.00            61,558.59          2,358,537.76
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                 2,144,479.17         152,500.00            61,558.59          2,358,537.76
Ending Certificates Balance                       432,500,000.00      30,000,000.00        37,500,000.00        500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $61,558.59

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $61,558.59

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,050,805.10

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,153,971.68
       e. Excess Spread:                                        $2,752,354.25

   2.  Class B Available Funds:                                   $489,073.19

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $336,573.19

   3.  Collateral Available Funds:                                $611,341.48

       a. Excess Spread:                                          $611,341.48

   4.  Total Excess Spread:                                     $3,700,268.92

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 1999-2 Allocable Principal
       Collections:                                           $119,662,482.85

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $95,646,060.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,646,060.71

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,490,140.67

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,136,201.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,136,201.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $3,700,268.92
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $149,408.44
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $61,558.59
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $186,760.55
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,469,208.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.6299%
       b. Prior Monthly Period                                        6.8898%
       c. Second Prior Monthly Period                                 7.7897%

   2.  Three Month Average Base Rate                                  7.7698%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



V. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest               Interest
----------------------------------                   -----------     --------------         ------------
Beginning Invested /Transferor Amount           1,251,096,824.65   1,000,000,000.00       251,096,824.65
Beginning Adjusted Invested Amount                           N/A   1,000,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            20,395,930.33      16,302,439.53         4,093,490.80
Collections of Principal Receivables              239,324,965.70     191,292,121.43        48,032,844.27
Defaulted Amount                                    6,230,814.17       4,980,281.34         1,250,532.83

Ending Invested / Transferor Amounts            1,243,762,624.42   1,000,000,000.00       243,762,624.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4788%            1.6788%              2.1888%
Monthly Interest Due                                  914,976.56         100,725.00           155,948.44          1,171,650.00
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    914,976.56         100,725.00           155,948.44          1,171,650.00
Investor Default Amount                             4,108,732.11         398,422.51           473,126.73          4,980,281.34
Investor Monthly Fees Due                           1,375,000.00         133,333.33           158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                           6,398,708.67         632,480.84           787,408.50          7,818,598.01

Reallocated Investor Finance Charge Collections                                                                  16,302,439.53
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8370%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    825,000,000.00      80,000,000.00        95,000,000.00      1,000,000,000.00
Interest Distributions                                914,976.56         100,725.00           155,948.44          1,171,650.00
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   914,976.56         100,725.00           155,948.44          1,171,650.00
Ending Certificates Balance                       825,000,000.00      80,000,000.00        95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.11

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.26

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.26

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $155,948.44

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $155,948.44

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,449,512.61

       a. Class A Monthly Interest:                               $914,976.56
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,108,732.11
       e. Excess Spread:                                        $8,425,803.94

   2.  Class B Available Funds:                                 $1,304,195.16

       a. Class B Monthly Interest:                               $100,725.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,203,470.16

   3.  Collateral Available Funds:                              $1,548,731.76

       a. Excess Spread:                                        $1,548,731.76

   4.  Total Excess Spread:                                    $11,178,005.86

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $239,324,965.70

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $191,292,121.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $191,292,121.43

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,980,281.34

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $196,272,402.77

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $196,272,402.77

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $11,178,005.86
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $398,422.51
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $155,948.44
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $473,126.73
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,483,841.52

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8370%
       b. Prior Monthly Period                                        3.4048%
       c. Second Prior Monthly Period                                 3.6941%

   2.  Three Month Average Base Rate                                  3.6453%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

     4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



VI. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations        Interest               Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount             625,548,412.32     500,000,000.00       125,548,412.32
Beginning Adjusted Invested Amount                           N/A     500,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            10,197,965.17       8,151,219.77         2,046,745.40
Collections of Principal Receivables              119,662,482.85      95,646,060.71        24,016,422.14
Defaulted Amount                                    3,115,407.09       2,490,140.67           625,266.42

Ending Invested / Transferor Amounts              621,881,312.21     500,000,000.00       121,881,312.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.5788%            1.8188%              2.2388%
Monthly Interest Due                                  488,425.78          54,562.50            79,755.47            622,743.75
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    488,425.78          54,562.50            79,755.47            622,743.75
Investor Default Amount                             2,054,366.05         199,211.25           236,563.36          2,490,140.67
Investor Monthly Fees Due                             687,500.00          66,666.67            79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                           3,230,291.84         320,440.42           395,485.50          3,946,217.76

Reallocated Investor Finance Charge Collections                                                                   8,151,219.77
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.9368%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    412,500,000.00      40,000,000.00        47,500,000.00        500,000,000.00
Interest Distributions                                488,425.78          54,562.50            79,755.47            622,743.75
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   488,425.78          54,562.50            79,755.47            622,743.75
Ending Certificates Balance                       412,500,000.00      40,000,000.00        47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.18

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.18

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.36

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.36

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

     5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $79,755.47

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $79,755.47

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,724,756.31

       a. Class A Monthly Interest:                               $488,425.78
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,054,366.05
       e. Excess Spread:                                        $4,181,964.47

   2.  Class B Available Funds:                                   $652,097.58

       a. Class B Monthly Interest:                                $54,562.50
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $597,535.08

   3.  Collateral Available Funds:                                $774,365.88

       a. Excess Spread:                                          $774,365.88

   4.  Total Excess Spread:                                     $5,553,865.43

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $119,662,482.85

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $95,646,060.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,646,060.71

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,490,140.67

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,136,201.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,136,201.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,553,865.43
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $199,211.25
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $79,755.47
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $236,563.36
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,205,002.01

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.9368%
       b. Prior Monthly Period                                        3.5046%
       c. Second Prior Monthly Period                                 3.7939%

   2.  Three Month Average Base Rate                                  3.7451%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



VII. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest                Interest
----------------------------------                   -----------     --------------          ------------
Beginning Invested /Transferor Amount             625,548,412.32     500,000,000.00       125,548,412.32
Beginning Adjusted Invested Amount                           N/A     500,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            10,197,965.17       8,151,219.77         2,046,745.40
Collections of Principal Receivables              119,662,482.85      95,646,060.71        24,016,422.14
Defaulted Amount                                    3,115,407.09       2,490,140.67           625,266.42

Ending Invested / Transferor Amounts              621,881,312.21     500,000,000.00       121,881,312.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              7.2000%            7.4000%              2.2388%
Monthly Interest Due                                2,595,000.00         185,000.00            62,964.84          2,842,964.84
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                  2,595,000.00         185,000.00            62,964.84          2,842,964.84
Investor Default Amount                             2,153,971.68         149,408.44           186,760.55          2,490,140.67
Investor Monthly Fees Due                             720,833.33          50,000.00            62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                           5,469,805.01         384,408.44           312,225.39          6,166,438.85

Reallocated Investor Finance Charge Collections                                                                   8,151,219.77
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              9.9396%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    432,500,000.00      30,000,000.00        37,500,000.00        500,000,000.00
Interest Distributions                              2,595,000.00         185,000.00            62,964.84          2,842,964.84
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                 2,595,000.00         185,000.00            62,964.84          2,842,964.84
Ending Certificates Balance                       432,500,000.00      30,000,000.00        37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $62,964.84

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $62,964.84

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,050,805.10

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,153,971.68
       e. Excess Spread:                                        $2,301,833.42

   2.  Class B Available Funds:                                   $489,073.19

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $304,073.19

   3.  Collateral Available Funds:                                $611,341.48

       a. Excess Spread:                                          $611,341.48

   4.  Total Excess Spread:                                     $3,217,248.09

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $119,662,482.85

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $95,646,060.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,646,060.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,490,140.67

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,136,201.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,136,201.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $3,217,248.09
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $149,408.44
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $62,964.84
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $186,760.55
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,984,780.92

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      9.9396%
       b. Prior Monthly Period                                        7.9307%
       c. Second Prior Monthly Period                                 8.9689%

   2.  Three Month Average Base Rate                                  8.9464%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



VIII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series       Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations        Interest              Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount             625,548,412.32     500,000,000.00       125,548,412.32
Beginning Adjusted Invested Amount                           N/A     500,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            10,197,965.17       8,151,219.77         2,046,745.40
Collections of Principal Receivables              119,662,482.85      95,646,060.71        24,016,422.14
Defaulted Amount                                    3,115,407.09       2,490,140.67           625,266.42

Ending Invested / Transferor Amounts              621,881,312.21     500,000,000.00       121,881,312.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.5038%            1.6888%              2.2388%
Monthly Interest Due                                  465,222.66          50,662.50            79,755.47            595,640.63
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    465,222.66          50,662.50            79,755.47            595,640.63
Investor Default Amount                             2,054,366.05         199,211.25           236,563.36          2,490,140.67
Investor Monthly Fees Due                             687,500.00          66,666.67            79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                           3,207,088.71         316,540.42           395,485.50          3,919,114.63

Reallocated Investor Finance Charge Collections                                                                   8,151,219.77
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8635%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    412,500,000.00      40,000,000.00        47,500,000.00        500,000,000.00
Interest Distributions                                465,222.66          50,662.50            79,755.47            595,640.63
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   465,222.66          50,662.50            79,755.47            595,640.63
Ending Certificates Balance                       412,500,000.00      40,000,000.00        47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.13

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
           principal amount:                                            $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.27

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $79,755.47

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $79,755.47

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,724,756.31

       a. Class A Monthly Interest:                               $465,222.66
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,054,366.05
       e. Excess Spread:                                        $4,205,167.60

   2.  Class B Available Funds:                                   $652,097.58

       a. Class B Monthly Interest:                                $50,662.50
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $601,435.08

   3.  Collateral Available Funds:                                $774,365.88

       a. Excess Spread:                                          $774,365.88

   4.  Total Excess Spread:                                     $5,580,968.56

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $119,662,482.85

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $95,646,060.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,646,060.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,490,140.67

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,136,201.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,136,201.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,580,968.56
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $199,211.25
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $79,755.47
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $236,563.36
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,232,105.14

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8635%
       b. Prior Monthly Period                                        3.4313%
       c. Second Prior Monthly Period                                 3.7206%

   2.  Three Month Average Base Rate                                  3.6718%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



IX. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocation        Interest                Interest
----------------------------------                   ----------      --------------           -----------
Beginning Invested /Transferor Amount           1,251,096,824.65   1,000,000,000.00       251,096,824.65
Beginning Adjusted Invested Amount                           N/A   1,000,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            20,395,930.33      16,302,439.53         4,093,490.80
Collections of Principal Receivables              239,324,965.70     191,292,121.43        48,032,844.27
Defaulted Amount                                    6,230,814.17       4,980,281.34         1,250,532.83

Ending Invested / Transferor Amounts            1,243,762,624.42   1,000,000,000.00       243,762,624.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4988%            1.6888%              2.1387%
Monthly Interest Due                                  927,351.56         101,325.00           152,385.94          1,181,062.50
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    927,351.56         101,325.00           152,385.94          1,181,062.50
Investor Default Amount                             4,108,732.11         398,422.51           473,126.73          4,980,281.34
Investor Monthly Fees Due                           1,375,000.00         133,333.33           158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                           6,411,083.67         633,080.84           783,846.00          7,828,010.51

Reallocated Investor Finance Charge Collections                                                                  16,302,439.53
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8497%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    825,000,000.00      80,000,000.00        95,000,000.00      1,000,000,000.00
Interest Distributions                                927,351.56         101,325.00           152,385.94          1,181,062.50
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   927,351.56         101,325.00           152,385.94          1,181,062.50
Ending Certificates Balance                       825,000,000.00      80,000,000.00        95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.12

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.27

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $152,385.94

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $152,385.94

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,449,512.61

       a. Class A Monthly Interest:                               $927,351.56
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,108,732.11
       e. Excess Spread:                                        $8,413,428.94

   2.  Class B Available Funds:                                 $1,304,195.16

       a. Class B Monthly Interest:                               $101,325.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,202,870.16

   3.  Collateral Available Funds:                              $1,548,731.76

       a. Excess Spread:                                        $1,548,731.76

   4.  Total Excess Spread:                                    $11,165,030.86

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $239,324,965.70

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $191,292,121.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $191,292,121.43

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,980,281.34

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $196,272,402.77

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $196,272,402.77

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $11,165,030.86
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $398,422.51
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $152,385.94
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $473,126.73
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,474,429.02

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8497%
       b. Prior Monthly Period                                        3.4175%
       c. Second Prior Monthly Period                                 3.7068%

   2.  Three Month Average Base Rate                                  3.6580%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



X. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest               Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount           1,516,481,985.28   1,212,122,000.00       304,359,985.28
Beginning Adjusted Invested Amount                           N/A   1,212,122,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            24,722,355.87      19,763,108.61         4,961,810.26
Collections of Principal Receivables              290,091,056.07     231,869,388.81        58,221,667.26
Defaulted Amount                                    7,552,506.94       6,036,708.58         1,515,798.36

Ending Invested / Transferor Amounts            1,507,592,039.83   1,212,122,000.00       295,470,039.83


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.5350%            1.7600%              2.1888%
Monthly Interest Due                                1,151,250.00         128,000.40           189,029.21          1,468,279.61
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                  1,151,250.00         128,000.40           189,029.21          1,468,279.61
Investor Default Amount                             4,980,281.34         482,937.88           573,489.36          6,036,708.58
Investor Monthly Fees Due                           1,666,666.67         161,616.67           191,920.00          2,020,203.33
Investor Additional Amounts Due
Total Due                                           7,798,198.01         772,554.95           954,438.56          9,525,191.52

Reallocated Investor Finance Charge Collections                                                                  19,760,545.61
Interest and Principal Funding Investment Proceeds                                                                    2,563.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7779%
Base Rate                                                                                                              3.8906%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions             Class A            Class B           Interest                   Total
--------------------------------------------             -------            -------          ----------                  -----

Beginning Certificates Balance                  1,000,000,000.00      96,970,000.00       115,152,000.00      1,212,122,000.00
Interest Distributions                              1,151,250.00         128,000.40           189,029.21          1,468,279.61
Interest Deposits - Interest Funding Account       (1,151,250.00)       (128,000.40)                0.00         (1,279,250.40)
Interest Funding Account Distributions              3,880,138.89         431,408.76                 0.00          4,311,547.64
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                 3,880,138.89         431,408.76           189,029.21          4,500,576.85
Ending Interest Funding Account Balance                     0.00               0.00                 0.00                  0.00
Ending Certificates Balance                     1,000,000,000.00      96,970,000.00       115,152,000.00      1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.15

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.15

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.32

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.32

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $189,029.21

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $189,029.21

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$16,305,002.53

       a. Class A Monthly Interest:                             $1,151,250.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,980,281.34
       e. Excess Spread:                                       $10,173,471.19

   2.  Class B Available Funds:                                 $1,580,847.56

       a. Class B Monthly Interest:                               $128,000.40
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,452,847.16

   3.  Collateral Available Funds:                              $1,877,258.52

       a. Excess Spread:                                        $1,877,258.52

   4.  Total Excess Spread:                                    $13,503,576.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $290,091,056.07

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $231,869,388.81

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $231,869,388.81

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,036,708.58

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $237,906,097.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $237,906,097.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $13,503,576.87
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $482,937.88
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $189,029.21
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $573,489.36
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                $10,237,917.09

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8906%
       b. Prior Monthly Period                                        3.4298%
       c. Second Prior Monthly Period                                 3.6731%

   2.  Three Month Average Base Rate                                  3.6645%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7779%
       b. Prior Monthly Period                                       13.3065%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4853%



XI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest               Interest
----------------------------------                   -----------     --------------          ------------
Beginning Invested /Transferor Amount             985,711,664.01     787,878,000.00       197,833,664.01
Beginning Adjusted Invested Amount                           N/A     787,878,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            16,069,504.80      12,844,333.45         3,225,171.34
Collections of Principal Receivables              188,558,875.32     150,714,854.05        37,844,021.28
Defaulted Amount                                    4,909,121.41       3,923,854.10           985,267.31

Ending Invested / Transferor Amounts              979,933,209.00     787,878,000.00       192,055,209.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4788%            1.7188%              2.1888%
Monthly Interest Due                                  720,890.63          81,249.61           122,867.67            925,007.90
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    720,890.63          81,249.61           122,867.67            925,007.90
Investor Default Amount                             3,237,182.87         313,907.13           372,764.10          3,923,854.10
Investor Monthly Fees Due                           1,083,333.33         105,050.00           124,746.67          1,313,130.00
Investor Additional Amounts Due
Total Due                                           5,041,406.83         500,206.74           620,378.43          6,161,992.01

Reallocated Investor Finance Charge Collections                                                                  12,844,333.45
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8402%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    650,000,000.00      63,030,000.00        74,848,000.00        787,878,000.00
Interest Distributions                                720,890.63          81,249.61           122,867.67            925,007.90
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   720,890.63          81,249.61           122,867.67            925,007.90
Ending Certificates Balance                       650,000,000.00      63,030,000.00        74,848,000.00        787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.11

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.29

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.29

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $122,867.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $122,867.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,596,585.70

       a. Class A Monthly Interest:                               $720,890.63
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,237,182.87
       e. Excess Spread:                                        $6,638,512.20

   2.  Class B Available Funds:                                 $1,027,542.76

       a. Class B Monthly Interest:                                $81,249.61
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $946,293.15

   3.  Collateral Available Funds:                              $1,220,204.99

       a. Excess Spread:                                        $1,220,204.99

   4.  Total Excess Spread:                                     $8,805,010.35

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $188,558,875.32

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $150,714,854.05

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $150,714,854.05

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,923,854.10

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $154,638,708.15

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $154,638,708.15

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,805,010.35
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $313,907.13
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $122,867.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $372,764.10
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,682,341.45

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8402%
       b. Prior Monthly Period                                        3.4080%
       c. Second Prior Monthly Period                                 3.6973%

   2.  Three Month Average Base Rate                                  3.6485%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series       Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest                Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount             938,322,618.48     750,000,000.00       188,322,618.48
Beginning Adjusted Invested Amount                           N/A     750,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            15,296,947.75      12,226,829.65         3,070,118.10
Collections of Principal Receivables              179,493,724.27     143,469,091.07        36,024,633.20
Defaulted Amount                                    4,673,110.63       3,735,211.01           937,899.62

Ending Invested / Transferor Amounts              932,821,968.31     750,000,000.00       182,821,968.31


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           -----------                -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4788%            1.7588%              2.2888%
Monthly Interest Due                                  686,232.42          79,143.75           122,305.08            887,681.25
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    686,232.42          79,143.75           122,305.08            887,681.25
Investor Default Amount                             3,081,549.08         298,816.88           354,845.05          3,735,211.01
Investor Monthly Fees Due                           1,031,250.00         100,000.00           118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                           4,799,031.50         477,960.63           595,900.12          5,872,892.26

Reallocated Investor Finance Charge Collections                                                                  12,226,829.65
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8531%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    618,750,000.00      60,000,000.00        71,250,000.00        750,000,000.00
Interest Distributions                                686,232.42          79,143.75           122,305.08            887,681.25
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   686,232.42          79,143.75           122,305.08            887,681.25
Ending Certificates Balance                       618,750,000.00      60,000,000.00        71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.11

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.32

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.32

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Date:                                   $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $122,305.08

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $122,305.08

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,087,134.46

       a. Class A Monthly Interest:                               $686,232.42
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,081,549.08
       e. Excess Spread:                                        $6,319,352.96

   2.  Class B Available Funds:                                   $978,146.37

       a. Class B Monthly Interest:                                $79,143.75
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $899,002.62

   3.  Collateral Available Funds:                              $1,161,548.82

       a. Excess Spread:                                        $1,161,548.82

   4.  Total Excess Spread:                                     $8,379,904.40

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $179,493,724.27

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $143,469,091.07

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $143,469,091.07

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,735,211.01

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $147,204,302.08

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $147,204,302.08

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,379,904.40
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $298,816.88
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $122,305.08
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $354,845.05
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,353,937.39

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8531%
       b. Prior Monthly Period                                        3.4209%
       c. Second Prior Monthly Period                                 3.7102%

   2.  Three Month Average Base Rate                                  3.6614%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XIII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations        Interest               Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount             312,774,206.16     250,000,000.00        62,774,206.16
Beginning Adjusted Invested Amount                           N/A     250,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables             5,098,982.58       4,075,609.88         1,023,372.70
Collections of Principal Receivables               59,831,241.42      47,823,030.36        12,008,211.07
Defaulted Amount                                    1,557,703.54       1,245,070.34           312,633.21

Ending Invested / Transferor Amounts              310,940,656.10     250,000,000.00        60,940,656.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              5.5300%            5.8300%              2.1888%
Monthly Interest Due                                  996,552.08          72,875.00            30,779.30          1,100,206.38
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    996,552.08          72,875.00            30,779.30          1,100,206.38
Investor Default Amount                             1,076,985.84          74,704.22            93,380.28          1,245,070.34
Investor Monthly Fees Due                             360,416.67          25,000.00            31,250.00            416,666.67
Investor Additional Amounts Due
Total Due                                           2,433,954.59         172,579.22           155,409.57          2,761,943.38

Reallocated Investor Finance Charge Collections                                                                   4,075,609.88
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              8.2024%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    216,250,000.00      15,000,000.00        18,750,000.00        250,000,000.00
Interest Distributions                                996,552.08          72,875.00            30,779.30          1,100,206.38
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   996,552.08          72,875.00            30,779.30          1,100,206.38
Ending Certificates Balance                       216,250,000.00      15,000,000.00        18,750,000.00        250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
     Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $30,779.30

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $30,779.30

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,525,402.55

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,076,985.84
       e. Excess Spread:                                        $1,451,864.62

   2.  Class B Available Funds:                                   $244,536.59

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $171,661.59

   3.  Collateral Available Funds:                                $305,670.74

       a. Excess Spread:                                          $305,670.74

   4.  Total Excess Spread:                                     $1,929,196.96

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $59,831,241.42

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $47,823,030.36

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $47,823,030.36

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,245,070.34

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $49,068,100.69

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $49,068,100.69

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $1,929,196.96
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $74,704.22
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $30,779.30
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $93,380.28
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,313,666.50

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.2024%
       b. Prior Monthly Period                                        6.5503%
       c. Second Prior Monthly Period                                 7.4049%

   2.  Three Month Average Base Rate                                  7.3859%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XIV. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations        Interest              Interest
----------------------------------                   -----------     --------------          ------------
Beginning Invested /Transferor Amount             938,322,618.48     750,000,000.00       188,322,618.48
Beginning Adjusted Invested Amount                           N/A     750,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            15,296,947.75      12,226,829.65         3,070,118.10
Collections of Principal Receivables              179,493,724.27     143,469,091.07        36,024,633.20
Defaulted Amount                                    4,673,110.63       3,735,211.01           937,899.62

Ending Invested / Transferor Amounts              932,821,968.31     750,000,000.00       182,821,968.31


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           -----------                -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4688%            1.7188%              2.1888%
Monthly Interest Due                                  681,591.80          77,343.75           116,961.33            875,896.88
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    681,591.80          77,343.75           116,961.33            875,896.88
Investor Default Amount                             3,081,549.08         298,816.88           354,845.05          3,735,211.01
Investor Monthly Fees Due                           1,031,250.00         100,000.00           118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                           4,794,390.88         476,160.63           590,556.37          5,861,107.88

Reallocated Investor Finance Charge Collections                                                                  12,226,829.65
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8319%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    618,750,000.00      60,000,000.00        71,250,000.00        750,000,000.00
Interest Distributions                                681,591.80          77,343.75           116,961.33            875,896.88
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   681,591.80          77,343.75           116,961.33            875,896.88
Ending Certificates Balance                       618,750,000.00      60,000,000.00        71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.10

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.29

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.29

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

2.     The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $116,961.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $116,961.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,087,134.46

       a. Class A Monthly Interest:                               $681,591.80
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,081,549.08
       e. Excess Spread:                                        $6,323,993.58

   2.  Class B Available Funds:                                   $978,146.37

       a. Class B Monthly Interest:                                $77,343.75
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $900,802.62

   3.  Collateral Available Funds:                              $1,161,548.82

       a. Excess Spread:                                        $1,161,548.82

   4.  Total Excess Spread:                                     $8,386,345.02

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $179,493,724.27

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $143,469,091.07

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $143,469,091.07

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,735,211.01

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $147,204,302.08

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $147,204,302.08

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,386,345.02
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $298,816.88
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $116,961.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $354,845.05
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,365,721.77

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8319%
       b. Prior Monthly Period                                        3.3997%
       c. Second Prior Monthly Period                                 3.6889%

   2.  Three Month Average Base Rate                                  3.6402%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest               Interest
----------------------------------                   -----------     --------------          ------------
Beginning Invested /Transferor Amount             907,045,197.87     725,000,000.00       182,045,197.87
Beginning Adjusted Invested Amount                           N/A     725,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            14,787,049.49      11,819,268.66         2,967,780.83
Collections of Principal Receivables              173,510,600.13     138,686,788.03        34,823,812.10
Defaulted Amount                                    4,517,340.28       3,610,703.97           906,636.30

Ending Invested / Transferor Amounts              901,727,902.70     725,000,000.00       176,727,902.70


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4688%            1.7188%              2.2888%
Monthly Interest Due                                  658,872.07          74,765.63           118,228.24            851,865.94
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    658,872.07          74,765.63           118,228.24            851,865.94
Investor Default Amount                             2,978,830.78         288,856.32           343,016.88          3,610,703.97
Investor Monthly Fees Due                             996,875.00          96,666.67           114,791.67          1,208,333.33
Investor Additional Amounts Due
Total Due                                           4,634,577.85         460,288.61           576,036.79          5,670,903.24

Reallocated Investor Finance Charge Collections                                                                  11,819,268.66
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8415%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    598,125,000.00      58,000,000.00        68,875,000.00        725,000,000.00
Interest Distributions                                658,872.07          74,765.63           118,228.24            851,865.94
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   658,872.07          74,765.63           118,228.24            851,865.94
Ending Certificates Balance                       598,125,000.00      58,000,000.00        68,875,000.00        725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.10

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.29

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.29

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $118,228.24

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $118,228.24

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,750,896.65

       a. Class A Monthly Interest:                               $658,872.07
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,978,830.78
       e. Excess Spread:                                        $6,113,193.80

   2.  Class B Available Funds:                                   $945,541.49

       a. Class B Monthly Interest:                                $74,765.63
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $870,775.87

   3.  Collateral Available Funds:                              $1,122,830.52

       a. Excess Spread:                                        $1,122,830.52

   4.  Total Excess Spread:                                     $8,106,800.19

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $173,510,600.13

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $138,686,788.03

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $138,686,788.03

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,610,703.97

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $142,297,492.01

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $142,297,492.01

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $8,106,800.19
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $288,856.32
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $118,228.24
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $343,016.88
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,148,365.42

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8415%
       b. Prior Monthly Period                                        3.4093%
       c. Second Prior Monthly Period                                 3.6986%

   2.  Three Month Average Base Rate                                  3.6498%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XVI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations        Interest               Interest
----------------------------------                   -----------     --------------          ------------
Beginning Invested /Transferor Amount             625,548,412.32     500,000,000.00       125,548,412.32
Beginning Adjusted Invested Amount                           N/A     500,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            10,197,965.17       8,151,219.77         2,046,745.40
Collections of Principal Receivables              119,662,482.85      95,646,060.71        24,016,422.14
Defaulted Amount                                    3,115,407.09       2,490,140.67           625,266.42

Ending Invested / Transferor Amounts              621,881,312.21     500,000,000.00       121,881,312.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                  Class A             Class B            Interest                  Total
--------------------------------------                  -------             -------           -----------                -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.5188%            1.7888%              2.3887%
Monthly Interest Due                                  469,863.28          53,662.50            85,099.22            608,625.00
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    469,863.28          53,662.50            85,099.22            608,625.00
Investor Default Amount                             2,054,366.05         199,211.25           236,563.36          2,490,140.67
Investor Monthly Fees Due                             687,500.00          66,666.67            79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                           3,211,729.34         319,540.42           400,829.25          3,932,099.01

Reallocated Investor Finance Charge Collections                                                                   8,151,219.77
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8986%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    412,500,000.00      40,000,000.00        47,500,000.00        500,000,000.00
Interest Distributions                                469,863.28          53,662.50            85,099.22            608,625.00
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   469,863.28          53,662.50            85,099.22            608,625.00
Ending Certificates Balance                       412,500,000.00      40,000,000.00        47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.14

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.34

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $85,099.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $85,099.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,724,756.31

       a. Class A Monthly Interest:                               $469,863.28
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,054,366.05
       e. Excess Spread:                                        $4,200,526.97

   2.  Class B Available Funds:                                   $652,097.58

       a. Class B Monthly Interest:                                $53,662.50
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $598,435.08

   3.  Collateral Available Funds:                                $774,365.88

       a. Excess Spread:                                          $774,365.88

   4.  Total Excess Spread:                                     $5,573,327.93

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $119,662,482.85

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $95,646,060.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,646,060.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,490,140.67

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,136,201.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,136,201.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,573,327.93
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $199,211.25
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $85,099.22
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $236,563.36
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,219,120.76

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8986%
       b. Prior Monthly Period                                        3.4664%
       c. Second Prior Monthly Period                                 3.7557%

   2.  Three Month Average Base Rate                                  3.7069%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XVII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations        Interest               Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount             875,767,777.25     700,000,000.00       175,767,777.25
Beginning Adjusted Invested Amount                           N/A     700,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            14,277,151.23      11,411,707.67         2,865,443.56
Collections of Principal Receivables              167,527,475.99     133,904,485.00        33,622,990.99
Defaulted Amount                                    4,361,569.92       3,486,196.94           875,372.98

Ending Invested / Transferor Amounts              870,633,837.09     700,000,000.00       170,633,837.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4588%            1.6888%              2.2888%
Monthly Interest Due                                  631,821.09          70,927.50           114,151.41            816,900.00
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    631,821.09          70,927.50           114,151.41            816,900.00
Investor Default Amount                             2,876,112.48         278,895.76           331,188.71          3,486,196.94
Investor Monthly Fees Due                             962,500.00          93,333.33           110,833.33          1,166,666.67
Investor Additional Amounts Due
Total Due                                           4,470,433.57         443,156.59           556,173.45          5,469,763.61

Reallocated Investor Finance Charge Collections                                                                  11,411,707.67
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8307%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions             Class A            Class B           Interest                   Total
--------------------------------------------             -------            -------          -----------                 -----

Beginning Certificates Balance                    577,500,000.00      56,000,000.00        66,500,000.00        700,000,000.00
Interest Distributions                                631,821.09          70,927.50           114,151.41            816,900.00
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   631,821.09          70,927.50           114,151.41            816,900.00
Ending Certificates Balance                       577,500,000.00      56,000,000.00        66,500,000.00        700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.09

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.09

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.27

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $114,151.41

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $114,151.41

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,414,658.83

       a. Class A Monthly Interest:                               $631,821.09
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,876,112.48
       e. Excess Spread:                                        $5,906,725.26

   2.  Class B Available Funds:                                   $912,936.61

       a. Class B Monthly Interest:                                $70,927.50
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $842,009.11

   3.  Collateral Available Funds:                              $1,084,112.23

       a. Excess Spread:                                        $1,084,112.23

   4.  Total Excess Spread:                                     $7,832,846.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $167,527,475.99

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $133,904,485.00

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $133,904,485.00

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,486,196.94

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $137,390,681.94

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $137,390,681.94

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,832,846.60
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $278,895.76
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $114,151.41
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $331,188.71
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,941,944.07

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8307%
       b. Prior Monthly Period                                        3.3985%
       c. Second Prior Monthly Period                                 3.6878%

   2.  Three Month Average Base Rate                                  3.6390%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XVIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest                Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount             813,212,936.02     650,000,000.00       163,212,936.02
Beginning Adjusted Invested Amount                           N/A     650,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            13,257,354.72      10,596,585.70         2,660,769.02
Collections of Principal Receivables              155,561,227.70     124,339,878.93        31,221,348.78
Defaulted Amount                                    4,050,029.21       3,237,182.87           812,846.34

Ending Invested / Transferor Amounts              808,445,705.87     650,000,000.00       158,445,705.87


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4588%            1.6988%              2.2888%
Monthly Interest Due                                  586,691.02          66,251.25           105,997.73            758,940.00
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    586,691.02          66,251.25           105,997.73            758,940.00
Investor Default Amount                             2,670,675.87         258,974.63           307,532.37          3,237,182.87
Investor Monthly Fees Due                             893,750.00          86,666.67           102,916.67          1,083,333.33
Investor Additional Amounts Due
Total Due                                           4,151,116.89         411,892.55           516,446.77          5,079,456.21

Reallocated Investor Finance Charge Collections                                                                  10,596,585.70
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8315%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions             Class A            Class B           Interest                   Total
--------------------------------------------             -------            -------          ----------                  -----

Beginning Certificates Balance                    536,250,000.00      52,000,000.00        61,750,000.00        650,000,000.00
Interest Distributions                                586,691.02          66,251.25           105,997.73            758,940.00
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   586,691.02          66,251.25           105,997.73            758,940.00
Ending Certificates Balance                       536,250,000.00      52,000,000.00        61,750,000.00        650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.09

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.09

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.27

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $105,997.73

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $105,997.73

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,742,183.20

       a. Class A Monthly Interest:                               $586,691.02
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,670,675.87
       e. Excess Spread:                                        $5,484,816.31

   2.  Class B Available Funds:                                   $847,726.86

       a. Class B Monthly Interest:                                $66,251.25
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $781,475.61

   3.  Collateral Available Funds:                              $1,006,675.64

       a. Excess Spread:                                        $1,006,675.64

   4.  Total Excess Spread:                                     $7,272,967.56

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $155,561,227.70

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $124,339,878.93

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $124,339,878.93

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,237,182.87

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $127,577,061.80

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $127,577,061.80

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $7,272,967.56
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $258,974.63
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $105,997.73
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $307,532.37
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,517,129.49

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8315%
       b. Prior Monthly Period                                        3.3993%
       c. Second Prior Monthly Period                                 3.6886%

   2.  Three Month Average Base Rate                                  3.6398%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XIX. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest               Interest
----------------------------------                   -----------     --------------           ----------
Beginning Invested /Transferor Amount           1,151,009,078.67     920,000,000.00       231,009,078.67
Beginning Adjusted Invested Amount                           N/A     920,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            18,764,255.91      14,998,244.37         3,766,011.54
Collections of Principal Receivables              220,178,968.44     175,988,751.71        44,190,216.73
Defaulted Amount                                    5,732,349.04       4,581,858.84         1,150,490.20

Ending Invested / Transferor Amounts            1,144,261,614.46     920,000,000.00       224,261,614.46


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4488%            1.7388%              2.3887%
Monthly Interest Due                                  824,700.94          95,979.00           156,582.56          1,077,262.50
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    824,700.94          95,979.00           156,582.56          1,077,262.50
Investor Default Amount                             3,780,033.54         366,548.71           435,276.59          4,581,858.84
Investor Monthly Fees Due                           1,265,000.00         122,666.67           145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                           5,869,734.48         585,194.37           737,525.82          7,192,454.67

Reallocated Investor Finance Charge Collections                                                                  14,998,244.37
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8360%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    759,000,000.00      73,600,000.00        87,400,000.00        920,000,000.00
Interest Distributions                                824,700.94          95,979.00           156,582.56          1,077,262.50
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   824,700.94          95,979.00           156,582.56          1,077,262.50
Ending Certificates Balance                       759,000,000.00      73,600,000.00        87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.09

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.09

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.30

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G.  Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $156,582.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $156,582.56

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,373,551.61

       a. Class A Monthly Interest:                               $824,700.94
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default
          (Treated as Available Principal Collections):         $3,780,033.54
       e. Excess Spread:                                        $7,768,817.13

   2.  Class B Available Funds:                                 $1,199,859.55

       a. Class B Monthly Interest:                                $95,979.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,103,880.55

   3.  Collateral Available Funds:                              $1,424,833.22

       a. Excess Spread:                                        $1,424,833.22

   4.  Total Excess Spread:                                    $10,297,530.89

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $220,178,968.44

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $175,988,751.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $175,988,751.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,581,858.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $180,570,610.55

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $180,570,610.55

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                          $10,297,530.89
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $366,548.71
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $156,582.56
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $435,276.59
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,805,789.70

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8360%
       b. Prior Monthly Period                                        3.4038%
       c. Second Prior Monthly Period                                 3.6931%

   2.  Three Month Average Base Rate                                  3.6443%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations         Interest              Interest
----------------------------------                   -----------     --------------          ------------
Beginning Invested /Transferor Amount           1,176,031,015.17     940,000,000.00       236,031,015.17
Beginning Adjusted Invested Amount                           N/A     940,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            19,172,174.51      15,324,293.16         3,847,881.35
Collections of Principal Receivables              224,965,467.76     179,814,594.14        45,150,873.61
Defaulted Amount                                    5,856,965.32       4,681,464.46         1,175,500.86

Ending Invested / Transferor Amounts            1,169,136,866.95     940,000,000.00       229,136,866.95


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4488%            1.7288%              2.3388%
Monthly Interest Due                                  842,629.22          97,501.50           156,637.78          1,096,768.50
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    842,629.22          97,501.50           156,637.78          1,096,768.50
Investor Default Amount                             3,862,208.18         374,517.16           444,739.12          4,681,464.46
Investor Monthly Fees Due                           1,292,500.00         125,333.33           148,833.33          1,566,666.67
Investor Additional Amounts Due
Total Due                                           5,997,337.40         597,351.99           750,210.24          7,344,899.63

Reallocated Investor Finance Charge Collections                                                                  15,324,293.16
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8304%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    775,500,000.00      75,200,000.00        89,300,000.00        940,000,000.00
Interest Distributions                                842,629.22          97,501.50           156,637.78          1,096,768.50
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   842,629.22          97,501.50           156,637.78          1,096,768.50
Ending Certificates Balance                       775,500,000.00      75,200,000.00        89,300,000.00        940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.09

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.09

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.30

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $156,637.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $156,637.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,642,541.86

       a. Class A Monthly Interest:                               $842,629.22
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,862,208.18
       e. Excess Spread:                                        $7,937,704.46

   2.  Class B Available Funds:                                 $1,225,943.45

       a. Class B Monthly Interest:                                $97,501.50
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,128,441.95

   3.  Collateral Available Funds:                              $1,455,807.85

       a. Excess Spread:                                        $1,455,807.85

   4.  Total Excess Spread:                                    $10,521,954.26

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $224,965,467.76

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $179,814,594.14

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $179,814,594.14

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,681,464.46

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $184,496,058.60

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $184,496,058.60

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                          $10,521,954.26
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $374,517.16
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $156,637.78
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $444,739.12
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,979,393.53

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8304%
       b. Prior Monthly Period                                        3.3982%
       c. Second Prior Monthly Period                                 3.6875%

   2.  Three Month Average Base Rate                                  3.6387%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XXI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest               Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount           1,151,009,078.67     920,000,000.00       231,009,078.67
Beginning Adjusted Invested Amount                           N/A     920,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            18,764,255.91      14,998,244.37         3,766,011.54
Collections of Principal Receivables              220,178,968.44     175,988,751.71        44,190,216.73
Defaulted Amount                                    5,732,349.04       4,581,858.84         1,150,490.20

Ending Invested / Transferor Amounts            1,144,261,614.46     920,000,000.00       224,261,614.46


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           -----------                -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4488%            1.7188%              2.3388%
Monthly Interest Due                                  824,700.94          94,875.00           153,305.06          1,072,881.00
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    824,700.94          94,875.00           153,305.06          1,072,881.00
Investor Default Amount                             3,780,033.54         366,548.71           435,276.59          4,581,858.84
Investor Monthly Fees Due                           1,265,000.00         122,666.67           145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                           5,869,734.48         584,090.37           734,248.32          7,188,073.17

Reallocated Investor Finance Charge Collections                                                                  14,998,244.37
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8296%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    759,000,000.00      73,600,000.00        87,400,000.00        920,000,000.00
Interest Distributions                                824,700.94          94,875.00           153,305.06          1,072,881.00
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   824,700.94          94,875.00           153,305.06          1,072,881.00
Ending Certificates Balance                       759,000,000.00      73,600,000.00        87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.09

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.09

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
          principal amount:                                             $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.29

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.29

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $153,305.06

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $153,305.06

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,373,551.61

       a. Class A Monthly Interest:                               $824,700.94
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,780,033.54
       e. Excess Spread:                                        $7,768,817.13

   2.  Class B Available Funds:                                 $1,199,859.55

       a. Class B Monthly Interest:                                $94,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,104,984.55

   3.  Collateral Available Funds:                              $1,424,833.22

       a. Excess Spread:                                        $1,424,833.22

   4.  Total Excess Spread:                                    $10,298,634.89

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $220,178,968.44

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $175,988,751.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $175,988,751.71

   6.  Shared Principal Collections from other
      Series allocated to Series 2002-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,581,858.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $180,570,610.55

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $180,570,610.55

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                          $10,298,634.89
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $366,548.71
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $153,305.06
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $435,276.59
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,810,171.20

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8296%
       b. Prior Monthly Period                                        3.3974%
       c. Second Prior Monthly Period                                 3.6867%

   2.  Three Month Average Base Rate                                  3.6379%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XXII. Series 2002-4 Certificates
-------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest                Interest
----------------------------------                   ------------    --------------          -----------
Beginning Invested /Transferor Amount             625,548,412.32     500,000,000.00       125,548,412.32
Beginning Adjusted Invested Amount                           N/A     500,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            10,197,965.17       8,151,219.77         2,046,745.40
Collections of Principal Receivables              119,662,482.85      95,646,060.71        24,016,422.14
Defaulted Amount                                    3,115,407.09       2,490,140.67           625,266.42

Ending Invested / Transferor Amounts              621,881,312.21     500,000,000.00       121,881,312.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           -----------                -----


Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.3788%            1.6488%              2.1888%
Monthly Interest Due                                  426,550.78          49,462.50            77,974.22            553,987.50
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    426,550.78          49,462.50            77,974.22            553,987.50
Investor Default Amount                             2,054,366.05         199,211.25           236,563.36          2,490,140.67
Investor Monthly Fees Due                             687,500.00          66,666.67            79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                           3,168,416.84         315,340.42           393,704.25          3,877,461.51

Reallocated Investor Finance Charge Collections                                                                   8,151,219.77
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.7509%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions             Class A            Class B           Interest                   Total
--------------------------------------------             -------            -------          ----------                  -----

Beginning Certificates Balance                    412,500,000.00      40,000,000.00        47,500,000.00        500,000,000.00
Interest Distributions                                426,550.78          49,462.50            77,974.22            553,987.50
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   426,550.78          49,462.50            77,974.22            553,987.50
Ending Certificates Balance                       412,500,000.00      40,000,000.00        47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.03

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.03

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.24

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.24

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $77,974.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $77,974.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,724,756.31

       a. Class A Monthly Interest:                               $426,550.78
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,054,366.05
       e. Excess Spread:                                        $4,243,839.47

   2.  Class B Available Funds:                                   $652,097.58

       a. Class B Monthly Interest:                                $49,462.50
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $602,635.08

   3.  Collateral Available Funds:                                $774,365.88

       a. Excess Spread:                                          $774,365.88

   4.  Total Excess Spread:                                     $5,620,840.43

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2002-4 Allocable Principal
       Collections:                                           $119,662,482.85

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $95,646,060.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $95,646,060.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,490,140.67

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $98,136,201.39

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $98,136,201.39

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                           $5,620,840.43
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $199,211.25
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $77,974.22
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $236,563.36
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,273,758.26

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.7509%
       b. Prior Monthly Period                                        3.3187%
       c. Second Prior Monthly Period                                 3.6080%

   2.  Three Month Average Base Rate                                  3.5592%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XXIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest               Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount             750,658,094.79     600,000,000.00       150,658,094.79
Beginning Adjusted Invested Amount                           N/A     600,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            12,237,558.20       9,781,463.72         2,456,094.48
Collections of Principal Receivables              143,594,979.42     114,775,272.86        28,819,706.56
Defaulted Amount                                    3,738,488.50       2,988,168.81           750,319.70

Ending Invested / Transferor Amounts              746,257,574.65     600,000,000.00       146,257,574.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.5088%            1.7888%              2.3887%
Monthly Interest Due                                  560,123.44          64,395.00           102,119.06            726,637.50
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    560,123.44          64,395.00           102,119.06            726,637.50
Investor Default Amount                             2,465,239.27         239,053.50           283,876.04          2,988,168.81
Investor Monthly Fees Due                             825,000.00          80,000.00            95,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                           3,850,362.70         383,448.50           480,995.10          4,714,806.31

Reallocated Investor Finance Charge Collections                                                                   9,781,463.72
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8903%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions             Class A            Class B           Interest                   Total
--------------------------------------------             -------            -------          -----------                 -----

Beginning Certificates Balance                    495,000,000.00      48,000,000.00        57,000,000.00        600,000,000.00
Interest Distributions                                560,123.44          64,395.00           102,119.06            726,637.50
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   560,123.44          64,395.00           102,119.06            726,637.50
Ending Certificates Balance                       495,000,000.00      48,000,000.00        57,000,000.00        600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.13

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.34

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       of class B principal:                                            $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $102,119.06

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $102,119.06

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,069,707.57

       a. Class A Monthly Interest:                               $560,123.44
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,465,239.27
       e. Excess Spread:                                        $5,044,344.87

   2.  Class B Available Funds:                                   $782,517.10

       a. Class B Monthly Interest:                                $64,395.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $718,122.10

   3.  Collateral Available Funds:                                $929,239.05

       a. Excess Spread:                                          $929,239.05

   4.  Total Excess Spread:                                     $6,691,706.02

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2002-5 Allocable Principal
       Collections:                                           $143,594,979.42

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:         $114,775,272.86

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $114,775,272.86

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,988,168.81

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $117,763,441.66

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $57,000,000.00

   2.  Required Collateral Invested Amount                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $117,763,441.66

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                           $6,691,706.02
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $239,053.50
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $102,119.06
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $283,876.04
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,066,657.41

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8903%
       b. Prior Monthly Period                                        3.4581%
       c. Second Prior Monthly Period                                 3.7473%

   2.  Three Month Average Base Rate                                  3.6986%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XXIV. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations       Interest                Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount             900,789,713.75     720,000,000.00       180,789,713.75
Beginning Adjusted Invested Amount                           N/A     720,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            14,685,069.84      11,737,756.46         2,947,313.38
Collections of Principal Receivables              172,313,975.30     137,730,327.43        34,583,647.87
Defaulted Amount                                    4,486,186.21       3,585,802.57           900,383.64

Ending Invested / Transferor Amounts              895,509,089.58     720,000,000.00       175,509,089.58


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4788%            1.7888%              2.3887%
Monthly Interest Due                                  658,783.13          77,274.00           122,542.88            858,600.00
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    658,783.13          77,274.00           122,542.88            858,600.00
Investor Default Amount                             2,958,287.12         286,864.21           340,651.24          3,585,802.57
Investor Monthly Fees Due                             990,000.00          96,000.00           114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                           4,607,070.24         460,138.21           577,194.12          5,644,402.57

Reallocated Investor Finance Charge Collections                                                                  11,737,756.46
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8652%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    594,000,000.00      57,600,000.00        68,400,000.00        720,000,000.00
Interest Distributions                                658,783.13          77,274.00           122,542.88            858,600.00
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   658,783.13          77,274.00           122,542.88            858,600.00
Ending Certificates Balance                       594,000,000.00      57,600,000.00        68,400,000.00        720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.11

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.34

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $122,542.87

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $122,542.88

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,683,649.08

       a. Class A Monthly Interest:                               $658,783.13
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,958,287.12
       e. Excess Spread:                                        $6,066,578.84

   2.  Class B Available Funds:                                   $939,020.52

       a. Class B Monthly Interest:                                $77,274.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $861,746.52

   3.  Collateral Available Funds:                              $1,115,086.86

       a. Excess Spread:                                        $1,115,086.86

   4.  Total Excess Spread:                                     $8,043,412.22

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $172,313,975.30

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:         $137,730,327.43

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $137,730,327.43

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,585,802.57

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $141,316,129.99

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,400,000.00

   2.  Required Collateral Invested Amount                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $141,316,129.99

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                           $8,043,412.22
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $286,864.21
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $122,542.88
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $340,651.24
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,093,353.90

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8652%
       b. Prior Monthly Period                                        3.4330%
       c. Second Prior Monthly Period                                 3.7222%

   2.  Three Month Average Base Rate                                  3.6735%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                       13.3049%
       c. Second Prior Monthly Period                                13.3716%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.4839%



XXV. Series 2003-1 Certificates
-------------------------------------------------------------------------------------------------------------------------------
                                                       Series        Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations         Interest              Interest
----------------------------------                   -----------     --------------          -----------
Beginning Invested /Transferor Amount           1,151,009,078.67     920,000,000.00       231,009,078.67
Beginning Adjusted Invested Amount                           N/A     920,000,000.00                  N/A
Floating Allocation Percentage                               N/A           79.9299%             20.0701%
Principal Allocation Percentage                              N/A           79.9299%             20.0701%
Collections of Finance Chg. Receivables            18,764,255.91      14,998,244.37         3,766,011.54
Collections of Principal Receivables              220,178,968.44     175,988,751.71        44,190,216.73
Defaulted Amount                                    5,732,349.04       4,581,858.84         1,150,490.20

Ending Invested / Transferor Amounts            1,144,261,614.46     920,000,000.00       224,261,614.46


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                   Class A            Class B            Interest                  Total
--------------------------------------                   -------            -------           ----------                 -----

Principal Funding Account                                   0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00               0.00                 0.00                  0.00

Coupon  February 18, 2003 to March 16, 2003              1.4500%            1.7400%              2.4400%
Monthly Interest Due                                  764,270.83          88,933.33           148,094.44          1,001,298.61
Outstanding Monthly Interest Due                            0.00               0.00                 0.00                  0.00
Additional Interest Due                                     0.00               0.00                 0.00                  0.00
Total Interest Due                                    764,270.83          88,933.33           148,094.44          1,001,298.61
Investor Default Amount                             3,780,033.54         366,548.71           435,276.59          4,581,858.84
Investor Monthly Fees Due                           1,265,000.00         122,666.67           145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                           5,809,304.37         578,148.71           729,037.70          7,116,490.78

Reallocated Investor Finance Charge Collections                                                                  14,998,244.37
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       13.7753%
Base Rate                                                                                                              3.8421%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B            Interest                  Total
--------------------------------------------             -------            -------           ----------                 -----

Beginning Certificates Balance                    759,000,000.00      73,600,000.00        87,400,000.00        920,000,000.00
Interest Distributions                                764,270.83          88,933.33           148,094.44          1,001,298.61
Principal Deposits - Prin. Funding Account                  0.00               0.00                 0.00                  0.00
Principal Distributions                                     0.00               0.00                 0.00                  0.00
Total Distributions                                   764,270.83          88,933.33           148,094.44          1,001,298.61
Ending Certificates Balance                       759,000,000.00      73,600,000.00        87,400,000.00        920,000,000.00



=


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.01

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.01

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       Respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.21

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.21

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $148,094.44

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $148,094.44

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,373,551.61

       a. Class A Monthly Interest:                               $764,270.83
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,780,033.54
       e. Excess Spread:                                        $7,829,247.23

   2.  Class B Available Funds:                                 $1,199,859.55

       a. Class B Monthly Interest:                                $88,933.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,110,926.22

   3.  Collateral Available Funds:                              $1,424,833.22

       a. Excess Spread:                                        $1,424,833.22

   4.  Total Excess Spread:                                    $10,365,006.66

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              79.9299%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $220,178,968.44

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:         $175,988,751.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $175,988,751.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,581,858.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $180,570,610.55

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $180,570,610.55


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M. Application of Principal Collections During Accumulation or Amortization
Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                          $10,365,006.66
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $366,548.71
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $148,094.44
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $435,276.59
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,881,753.59

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.8421%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.7753%
       b. Prior Monthly Period                                            N/A
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A





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